                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sections 240.14a-11(c) or 240.14a-12

                      Pan Pacific Retail Properties, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                               [Pan Pacific Logo]

                                 April 4, 2000

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Pan Pacific Retail Properties, Inc. to be held at 11:00 a.m. (PDT) on Friday May 5, 2000 at the DoubleTree Hotel, in San Diego's Mission Valley, 7450 Hazard Center Drive, San Diego, California.

     At the Annual Meeting, you will be asked to consider and vote upon the election of two directors to the Board of Directors of the Company and the approval of the adoption of The 2000 Stock Incentive Plan of Pan Pacific Retail Properties, Inc.

     The election of the members of the Board of Directors of the Company and the approval of the adoption of The 2000 Stock Incentive Plan of Pan Pacific Retail Properties, Inc. are more fully described in the accompanying Proxy Statement. We urge you to carefully review the Proxy Statement.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS AND RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE 2000 STOCK INCENTIVE PLAN OF PAN PACIFIC RETAIL PROPERTIES, INC. AS DETAILED IN THE ACCOMPANYING PROXY STATEMENT.

     YOUR VOTE IS IMPORTANT TO THE COMPANY, WHETHER YOU OWN FEW OR MANY SHARES! Please complete, date and sign the enclosed proxy card and return it in the accompanying postage paid envelope, even if you plan to attend the Annual Meeting. If you attend the Annual Meeting and wish to vote your shares personally you may do so at anytime before the Proxy is voted.

                                          I hope to see you at the Annual
                                          Meeting,

                                          PAN PACIFIC RETAIL PROPERTIES, INC.

                                          /s/ STUART A. TANZ
                                          Stuart A. Tanz
                                          President and Chief Executive Officer

       1631-B South Melrose Drive -- Vista, CA 92083 -- Telephone: (760)
                     727-1002 -- Facsimile: (760) 727-1430
                              http://www.pprp.com

                      PAN PACIFIC RETAIL PROPERTIES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 5, 2000

     Notice is hereby given that the Annual Meeting of Stockholders of Pan Pacific Retail Properties, Inc., a Maryland corporation (the "Company"), will be held at the DoubleTree Hotel, in San Diego's Mission Valley, 7450 Hazard Center Drive, San Diego, California, on Friday, May 5, 2000, at 11:00 a.m., local time, for the following purposes:

          1. To elect two directors, to serve terms of three years, as detailed herein;

          2. To approve the adoption of The 2000 Stock Incentive Plan of Pan Pacific Retail Properties, Inc.; and

          3. To transact such other business as may properly come before the meeting.

     The election of the directors and the approval of the adoption of The 2000 Stock Incentive Plan of Pan Pacific Retail Properties, Inc. are more fully described in the accompanying Proxy Statement, which forms a part of this Notice.

     During the course of the Annual Meeting, management will report on the current activities of the Company and comment on its future plans. A discussion period is planned so that stockholders will have an opportunity to ask questions and present their comments.

     The Board of Directors has fixed the close of business on March 23, 2000 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of such stockholders will be available for inspection at the offices of the Company at 1631-B South Melrose Drive, Vista, California, at least ten days prior to the Annual Meeting.

     If you plan to be present, please notify the undersigned so that identification can be prepared for you. Whether or not you plan to attend the Annual Meeting, please execute, date and return promptly the enclosed proxy. A return envelope is enclosed for your convenience and requires no postage for mailing in the United States. If you are present at the Annual Meeting you may, if you wish, withdraw your proxy and vote in person. Thank you for your interest and consideration.

                                          By order of the Board of Directors,

                                          /s/ JOSEPH B. TYSON
                                          Joseph B. Tyson
                                          Secretary

Dated: April 4, 2000

                             YOUR VOTE IS IMPORTANT
        TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED
               PROXY AND MAIL IT IN THE ENCLOSED RETURN ENVELOPE

                      PAN PACIFIC RETAIL PROPERTIES, INC.
                           1631-B SOUTH MELROSE DRIVE
                            VISTA, CALIFORNIA 92083

                                PROXY STATEMENT
                                  MAY 5, 2000
                       ANNUAL MEETING OF THE STOCKHOLDERS

     This proxy statement is provided in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") of Pan Pacific Retail Properties, Inc., a Maryland corporation (the "Company"), to be held at the DoubleTree Hotel Mission Valley, 7450 Hazard Center Drive, San Diego, California, on Friday, May 5, 2000, at 11:00 a.m. local time. This proxy will first be sent to stockholders by mail on or about April 5, 2000.

     At the Annual Meeting, holders of record of shares of the Company's Common Stock will consider and vote upon (i) the election of two members to the Board of Directors of the Company, (ii) the approval of the adoption of The 2000 Stock Incentive Plan of Pan Pacific Retail Properties, Inc. and (iii) such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PERSONS NOMINATED TO BE ELECTED TO THE BOARD OF DIRECTORS AND RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE 2000 STOCK INCENTIVE PLAN OF PAN PACIFIC RETAIL PROPERTIES, INC. See "PROPOSAL ONE: ELECTION OF DIRECTORS" and "PROPOSAL TWO:
APPROVAL OF THE ADOPTION OF THE 2000 STOCK INCENTIVE PLAN OF PAN PACIFIC RETAIL PROPERTIES, INC.".

     On March 23, 2000, the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, the Company had 21,252,512 shares of common stock, par value $0.01 per share (the "Common Stock"), outstanding. Each share of Common Stock is entitled to one vote on all matters properly brought before the meeting. Stockholders are not permitted to cumulate their shares of Common Stock for the purpose of electing directors or otherwise. Presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

     Unless contrary instructions are indicated on the proxy, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be cast at the Annual Meeting FOR the election of the nominees to the Board of Directors and FOR the approval of the adoption of The 2000 Stock Incentive Plan of Pan Pacific Retail Properties, Inc. With respect to any other business, which may properly come before the Annual Meeting and be submitted to a vote of stockholders, proxies received by the Board of Directors will be cast at the discretion of the designated proxy holders. A stockholder may revoke his or her proxy at any time before exercise by delivering to the Secretary of the Company a written notice of such revocation, by filing with the Secretary of the Company a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not by itself be sufficient to revoke a proxy.

     The election inspector will treat shares represented by properly signed and returned proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions do not constitute a vote "for" or "against" any matter and thus will not be counted as votes cast and will have no effect on the result of the vote.

     If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting all proxies will be voted in the same manner as these proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have effectively been revoked or withdrawn).

     The Company will bear the cost of soliciting proxies from its stockholders. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies by telephone, telegram or otherwise. Such directors, officers and employees of the Company will not be additionally compensated for any solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of shares of Common Stock held of record by them will be reimbursed for their reasonable expenses incurred in forwarding soliciting material.

     No person is authorized to make any representation with respect to the matters described in this Proxy Statement other than those contained herein and, if given or made, that information or representation must not be relied upon as having been authorized by the Company or any other person.

                      PROPOSAL ONE: ELECTION OF DIRECTORS

GENERAL

     The Company's Board of Directors currently consists of five directors divided into three classes, designated as Class I, Class II and Class III. Each class is elected to a three-year term and the election of directors is staggered, so that only one class of directors is elected at each annual meeting of stockholders. Directors who have been elected by the Board of Directors to fill vacancies must be reelected by the stockholders at the next annual meeting. During the past year, a vacancy was created when Mr. Melvin S. Adess resigned in June. This vacancy has not been filled. The Class III directors' terms, of which there are two directors, Mr. Stuart A. Tanz and Mr. Paul D. Campbell, will expire at the upcoming 2000 Annual Meeting of Stockholders. As such, stockholders of record as of the Record Date will be entitled to vote on the election of the Class III directors.

PROPOSAL ONE

     At the Annual Meeting, the Common Stock represented by properly executed and returned proxies, unless otherwise specified, will be voted for the election of directors as follows: Mr. Stuart A. Tanz and Mr. Paul D. Campbell to serve for three years. The elected directors shall serve until the end of their term and until their respective successors are duly elected and qualify.

     If for any reason the nominees are not candidates (which is not expected) when the election occurs, proxies will be voted for the election of any substitute nominee designated by the Board of Directors. The following information is furnished with respect to Messrs. Tanz and Campbell.

BIOGRAPHICAL INFORMATION ON THE NOMINEES

     STUART A. TANZ. Age 41. Mr. Tanz has served as the Chairman, Chief Executive Officer and President and as a director of the Company since its inception in August 1997. He has been involved in the real estate business for over 19 years. Mr. Tanz served as Chief Executive Officer of Revenue Properties (U.S.) Inc. ("RPUS") from May 1996 to August 1997 and as a director and the President of RPUS from April 1992 to August 1997. From 1992 to August 1997, Mr. Tanz also served in various executive capacities of RPUS's parent company and subsidiary entities. From 1985 to 1992, Mr. Tanz served as President of United Income Properties, Inc. where he developed property in Southern California. He was responsible for land acquisitions for Bramalea Ltd. from 1982 to 1985. Mr. Tanz received his B.S. degree in Business Administration from the University of Southern California.

     PAUL D. CAMPBELL. Age 51. Mr. Campbell has been a Director since August 1998. Since April 1998, Mr. Campbell has been the President and Chief Executive Officer of Revenue Properties Company Limited, a Canadian public real estate and gaming company ("Revenue Properties"). Mr. Campbell also serves on Revenue Properties' Board of Directors. From August 1996 to March 1998, he was President and Chief Executive Officer of Nexacor Realty Management, Inc. From May 1995 to July 1996, he was President of Aberlour, Inc. From December 1990 to April 1995, Mr. Campbell worked for Bramalea, Ltd., a Canadian public real estate company which merged with and into Bramalea, Inc. Bramalea, Inc. filed a petition under Canadian bankruptcy laws in April 1995. While at Bramalea, he served as President and Chief Executive

Officer of Trilea Centers, Inc., a subsidiary of Bramalea, from January 1991, and Chief Operating Officer of Bramalea, Inc. from March 1992 to April 1995.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

     Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting, whether in person or by proxy, is required for approval of the proposal presented above. Accordingly, abstentions and broker non-votes will have no effect on the outcome of this vote. In no event will the proxies be voted for more than one nominee for each board seat.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF MR. STUART A. TANZ AND MR. PAUL D. CAMPBELL AS DIRECTORS OF THE COMPANY.

INCUMBENT DIRECTORS

NAME                                                          AGE     TITLE     CLASS
----                                                          ---     -----     -----
David P. Zimel..............................................  44     Director     I
Bernard M. Feldman..........................................  50     Director    II
Mark J. Riedy...............................................  57     Director    II

     DAVID P. ZIMEL. Mr. Zimel has served as a member of the Board of Directors since November 1998. He currently serves as President and Chief Executive Officer of Portland Fixture Limited Partnership, a Portland Oregon based shopping center development and management company. Mr. Zimel has served in various capacities for the International Council of Shopping Centers including State Director and Program Committee Chairman. Mr. Zimel received a B.S. degree from the University of Oregon. He is also a licensed real estate broker and general contractor.

     BERNARD M. FELDMAN. Mr. Feldman has served as a member of the Board of Directors of the Company since its inception as a public company in August 1997. He currently serves as the President and Chief Executive Officer of ICW Group of insurance companies, a position he has held since 1987. Mr. Feldman has also served as President and Chief Executive Officer of Western Insurance Holdings since 1991. From 1987 to present, he serves as President and Chief Executive Officer of Insurance Company of the West.

     MARK J. RIEDY. Mr. Riedy has served as a member of the Board of Directors of the Company since its inception as a public company in August 1997. He has been a professor of real estate finance at the University of San Diego since 1993. From July 1988 to July 1992, he served as President and Chief Executive Officer of the National Council of Community Bankers. From July 1987 to July 1988, he served as President and Chief Operating Officer of the J.E. Robert Companies, a real estate workout firm. From January 1985 to July 1986, he served as President and Chief Operating Officer and a director of the Federal National Mortgage Association. Mr. Riedy currently serves on the boards of directors of Continental Savings Bank, AccuBanc Mortgage Corporation, Neighborhood Bancorp and American Residential Investment Trust. He received a B.A. degree in Economics from Loras College, a M.B.A. from Washington University and a Ph.D. from the University of Michigan.

COMMITTEES OF THE BOARD

     Audit Committee. The Board of Directors established an audit committee (the "Audit Committee") to make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the scope and results of the audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and non-audit fees and review the adequacy of the Company's internal accounting controls. The Audit Committee consists of Messrs. Zimel, Feldman and Riedy, who are not employees, officers or affiliates of the Company or a subsidiary or division thereof, or a relative of a principal executive officer of the Company, or a member of an organization acting as advisor, consultant or legal counsel, receiving compensation on a continuing basis from the Company in addition to director's fees (the "Independent Directors").

     Corporate Governance Committee. The Board of Directors established a corporate governance committee (the "Corporate Governance Committee") which currently consists of Independent Directors Messrs. Zimel, Feldman and Riedy. The Corporate Governance Committee is responsible for providing counsel to the Board of Directors with respect to (i) organization, membership and function of the Board of Directors, (ii) structure and membership of the committees of the Board of Directors and (iii) succession planning for the executive management of the Company.

     Compensation Committee. The Board of Directors established an executive compensation committee (the "Compensation Committee") to establish remuneration levels for executive officers of the Company and implement the Company's stock incentive plans (described below) and any other incentive programs. The Compensation Committee consists of Independent Directors Messrs. Zimel, Feldman and Riedy.

     During the year ended December 31, 1999, the Board of Directors held 17 meetings of the Board and meetings of the committees of the Board. All of the incumbent members of the Board of Directors attended 75% or more of the total number of meetings.

COMPENSATION OF DIRECTORS

     The Board of Directors is entitled to fix its own remuneration from time to time. Pursuant to that authority, each director other than Mr. Stuart A. Tanz and Mr. Paul D. Campbell was remunerated for his service as a director at the rate of $13,000 per annum. In addition, each director other than Messrs. Tanz and Campbell, receive a fee of $1,500 for each Board of Directors meeting attended ($750 for telephonic attendance), a fee of $750 for each committee meeting attended on a day that does not include a Board of Directors meeting ($500 for telephonic attendance) and an additional fee of $500 for each committee meeting chaired by that director whether or not a Board of Directors meeting occurred on the same day. Directors are also reimbursed for reasonable expenses incurred to attend director and committee meetings. Officers of the Company who are directors are not paid any director's fees. Messrs. Adess, Zimel, Feldman and Riedy also received in 1999 options to purchase 6,000 shares each of Common Stock, of which one-third vested immediately and the remaining two-thirds vest pro rata in annual installments over two years following the date of grant. The stock options were issued pursuant to the 1997 Stock Option and Incentive Plan at an exercise price equal to the fair market value of the Common Stock at the date of grant.

     THE INFORMATION SET FORTH BELOW IS SUBMITTED WITH RESPECT TO EACH OF THE COMPANY'S EXECUTIVE OFFICERS.

NAME OF INDIVIDUAL                                             TITLE                             AGE
------------------                                             -----                             ---
Stuart A. Tanz.......................  Chairman, Chief Executive Officer, and President          41
Jeffrey S. Stauffer..................  Executive Vice President, Chief Operating Officer         38
Joseph B. Tyson......................  Executive Vice President, Chief Financial Officer,        38
                                       Secretary and Treasurer
Laurie A. Sneve......................  Vice President, Controller                                37
Michael B. Haines....................  Vice President, Corporate Accounting                      38

     Information with respect to Mr. Tanz is set forth above under Biographical Information on the Nominees.

     JEFFREY S. STAUFFER. Mr. Stauffer has served as Executive Vice President and Chief Operating Officer of the Company since March 1998. From the Company's formation until March 1998, Mr. Stauffer served as Senior Vice President, Operations and Development. He served as Senior Vice President of Operations for RPUS from January 1993 to August 1997. Mr. Stauffer has been involved in the shopping center industry for 16 years. From 1985 to 1990 he was the Director of Commercial Property Management for Realty Holding Group in Las Vegas, Nevada. He was State Director for the International Council of Shopping Centers from 1990 to 1993 and is also a Certified Shopping Center Manager.

     JOSEPH B. TYSON. Mr. Tyson has served as Executive Vice President, Chief Financial Officer, Treasurer and Secretary since joining the Company in October 1999. Prior to joining the Company, Mr. Tyson was Chief Financial Officer of The Allen Group, a San Diego based real estate company. Prior to The Allen Group, Mr. Tyson was with Heitman Financial Ltd. for 11 years serving in various capacities including Senior Vice President and as a member of the Executive Committee. Mr. Tyson became licensed as a Certified Public Accountant during his tenure with PricewaterhouseCoopers from 1984 to 1987 where he practiced in New York.

     LAURIE A. SNEVE. Ms. Sneve has served as Vice President and Controller of the Company since its formation. Ms. Sneve is responsible for all corporate and property accounting, financial and tax reporting and management controls. From March 1995 to August 1997, Ms. Sneve served as the Vice President and Controller of RPUS. Prior to joining RPUS, Ms. Sneve was Controller and Director of Accounting for The Hahn Company, where she worked for over six years. Ms. Sneve became licensed as a Certified Public Accountant during her tenure with Arthur Andersen & Company from 1985 to 1988 where she practiced in both the Philadelphia and San Diego offices.

     MICHAEL B. HAINES. Mr. Haines has served as Vice President, Corporate Accounting of the Company since September 1997. Prior to September 1997 he served as Corporate Assistant Controller of the Company and held the same position at RPUS from March 1995 to August 1997. Mr. Haines is responsible for corporate financial reporting and management controls. Prior to joining RPUS, Mr. Haines was Director of Internal Audit for The Hahn Company from 1990 to 1995. Mr. Haines became licensed as a Certified Public Accountant after his tenure with Deloitte & Touche LLP in San Diego from 1989 to 1990.

EXECUTIVE COMPENSATION

     The table below sets forth the base salary and other compensation paid from the Company's inception as a public company in August 1997 through December 31, 1999 to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers whose annualized compensation during 1999 exceeded $100,000 (the "Named Executive Officers"). The Company has entered into employment agreements with certain of its executive officers as described below.

                           SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION                      LONG-TERM COMPENSATION
                                        -------------------------------------   ------------------------------------------
                                                                   OTHER        RESTRICTED    SECURITIES
                              FISCAL                              ANNUAL          STOCK       UNDERLYING        OTHER
NAME/PRINCIPAL POSITION        YEAR      SALARY     BONUS     COMPENSATION(3)     AWARDS       OPTIONS     COMPENSATION(7)
-----------------------       ------    --------   --------   ---------------   ----------    ----------   ---------------
Stuart A. Tanz..............   1999     $375,000   $361,503       $22,095       $1,162,500(5)   75,000         $3,250
  President and Chief          1998     $325,000   $200,000       $29,186               --      75,000         $1,688
  Executive Officer            1997(1)  $108,750         --       $ 5,250       $1,950,000(4)  225,000         $1,763
Jeffrey S. Stauffer.........   1999     $165,000   $ 80,000       $ 4,800       $  193,750(5)   30,000         $1,650
  Executive Vice President,    1998     $150,000   $ 75,000       $ 4,800               --      30,000         $1,477
  Chief Operations Officer     1997(1)  $ 52,178         --       $ 1,400       $  195,000(4)  100,000         $2,371
Joseph B. Tyson.............   1999(2)  $ 42,043         --       $ 1,875       $  176,250(6)   50,000             --
  Executive Vice President,
  Chief Financial Officer
Laurie A. Sneve.............   1999     $104,245   $ 20,000       $ 2,400       $   24,219(5)    8,000         $1,042
  Vice President,              1998     $101,290   $ 20,000       $ 2,200               --      12,500         $1,012
  Controller                   1997(1)  $ 36,937         --            --               --      80,000         $1,679
Michael B. Haines...........   1999     $ 75,458   $ 28,000       $ 1,200       $   19,375(5)    6,000         $  755
  Vice President, Corporate    1998     $ 68,958   $ 18,800       $ 1,100               --      10,000         $  698
  Accounting                   1997(1)  $ 25,125         --            --               --      60,000         $  907

---------------
(1) Represents amounts earned during 1997 by Messrs. Tanz, Stauffer and Haines and Ms. Sneve at annual salaries of $290,000, $139,140, $67,000 and $98,500, respectively. Their employment by the Company began on or about August 13, 1997 with the completion of the Company's initial public offering.

(2) Based on an annual salary of $175,000. Mr. Tyson's employment with the Company began on October 11, 1999.

(3) Represents car allowance compensation for Messrs. Stauffer, Tyson and Haines and Ms. Sneve. Represents car allowance and medical reimbursements for Mr. Tanz.

(4) For 1997, represents the value of restricted stock awarded at the completion of the Company's initial public offering based on the initial public offering price of $19.50 per share. Messrs. Tanz and Stauffer were awarded 100,000 and 10,000 shares of restricted stock, respectively. The restricted stock vests 33 1/3% per year over a three-year period from the date of grant. Distributions are paid on the restricted stock awards. Based on the closing price of the Company's Common Stock of $16.3125 at December 31, 1999, the value of the stock awards was $1,631,250 and $163,125, respectively.

(5) For 1999, represents the value of restricted stock awarded on August 9, 1999 based on the closing price of the Company's Common Stock of $19.375 on August 6, 1999. Messrs. Tanz, Stauffer and Haines and Ms. Sneve were awarded 60,000, 10,000, 1,000 and 1,250 shares of restricted stock, respectively. The restricted stock vests 20% per year over a five-year period from the date of grant. Distributions are paid on the restricted stock awards. Based on the closing price of the Company's Common Stock of $16.3125 at December 31, 1999, the value of the stock awards was $978,750, $163,125, $16,313 and
    $20,391 respectively.

(6) For 1999, represents the value of 10,000 shares of restricted stock awarded to Mr. Tyson on October 11, 1999 based on the closing price of the Company's Common Stock of $17.625 on October 8, 1999. The restricted stock vests 20% per year over a five-year period from the date of grant. Distributions are paid on the restricted stock awards. Based on the closing price of the Company's Common Stock of $16.3125 at December 31, 1999, the value of the stock award was $163,125.

(7) Represents 401(k) contributions by the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information with respect to the awarding of stock options in 1999 to the Named Executive Officers included in the Summary Compensation Table.

                                                INDIVIDUAL GRANTS
                          -------------------------------------------------------------
                          NUMBER OF     PERCENT OF TOTAL
                          SECURITIES   OPTIONS GRANTED TO
                          UNDERLYING      EMPLOYEES IN      EXERCISE      EXPIRATION         GRANT DATE
NAME                      OPTIONS(1)      FISCAL YEAR        PRICE           DATE         PRESENT VALUE(2)
----                      ----------   ------------------   --------   ----------------   ----------------
Stuart A. Tanz..........    75,000           26.50%         $17.625    March 19, 2006         $123,000
Jeffrey S. Stauffer.....    30,000           10.60%         $17.625    March 19, 2006         $ 49,200
Joseph B. Tyson.........    50,000           17.67%         $18.900    October 11, 2006       $ 82,000
Laurie A. Sneve.........     8,000            2.83%         $17.625    March 19, 2006         $ 13,120
Michael B. Haines.......     6,000            2.12%         $17.625    March 19, 2006         $  9,840

---------------
(1) All options granted in 1999 become exercisable in three equal installments beginning on the first anniversary of the date of grant and have a term of 7 years subject to earlier termination in certain events related to termination of employment.

(2) Based on the Black-Scholes options pricing model adapted for use in valuing stock options. The following assumptions were used in determining the values set forth in the table: (i) expected volatility of 23.90% calculated in accordance with the provisions of SFAS No. 123; (ii) a risk-free rate of return of 5.0% (which percentage represents the assumed yield on a United States Government Zero Coupon bond with a 5-year maturity prevailing on or about the date on which the respective options were granted); (iii) a dividend yield of 8.5%; and (iv) an expected life of 6.5 years. No adjustments were made for nontransferability or risk of forfeiture of the options. The calculations were made using the option exercise prices. The estimated present values in the table are not intended to provide, nor should they be interpreted as providing, any indication or assurance concerning future values of the Common Stock.

       AGGREGATE OPTION EXERCISES IN 1999 AND 1999 YEAR-END OPTION VALUES

     The following table sets forth information with respect to the value of options held by the Named Executive Officers, included in the Summary Compensation Table, on December 31, 1999.

                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                            OPTIONS AT 1999            IN-THE-MONEY OPTIONS
                                                              YEAR-END(1)               AT 1999 YEAR END(2)
                         SHARES ACQUIRED    VALUE     ---------------------------   ---------------------------
NAME                       ON EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     ---------------   --------   -----------   -------------   -----------   -------------
Stuart A. Tanz.........        --            --         175,000        200,000          --             --
Jeffrey S. Stauffer....        --            --          76,666         83,334          --             --
Joseph B. Tyson........        --            --              --         50,000          --             --
Laurie A. Sneve........        --            --          57,499         43,001          --             --
Michael B. Haines......        --            --          43,333         32,667          --             --

---------------
(1) The options granted in 1999 become exercisable in three equal installments beginning on the first anniversary of the date of grant and have a term of 7 years subject to earlier termination in certain events related to termination of employment.

(2) Based on closing price of $16.3125 per share of Common Stock on December 31, 1999, as reported by the New York Stock Exchange. All options granted through December 31, 1999 have exercise prices greater than the closing price of $16.3125 at December 31, 1999. Therefore, there were no "In-The-Money" options at December 31, 1999.

EMPLOYMENT AGREEMENTS

     Stuart A. Tanz, Jeffrey S. Stauffer and Joseph B. Tyson have each entered into employment agreements with the Company. Stuart A. Tanz's employment agreement has an initial term of three years and Jeffrey S. Stauffer's and Joseph B. Tyson's employment agreements each have initial terms of two years. All of these employment agreements provide for automatic one-year extensions following expiration of the initial term. The employment agreements require each of these individuals to be employed full time by the Company and prohibit them from becoming directors, officers or employees of Revenue Properties or RPUS. Laurie A.

Sneve has also agreed that she will not accept employment with Revenue Properties or RPUS for as long as she is employed by the Company.

     For the first year of the initial term, the employment agreements provided for an initial annual base compensation in the amounts set forth in footnote (1) to the Summary Compensation table with the amount of any initial bonus determined by the Compensation Committee. For subsequent years, both the amount of the base compensation and any bonus have and will be determined by the Compensation Committee.

     The employment agreements entitle the executives to participate in the 1997 Stock Option and Incentive Plan and to receive certain other insurance and pension benefits. In addition, in the event of a termination by the Company without "cause", a termination by the executive for "good reason", or a termination pursuant to a "change in control" of the Company (as such terms are defined in the employment agreements) (each, a "Permitted Severance Event"), Stuart A. Tanz will be entitled to a single severance payment equal to the sum of three times his annual base compensation for the most recent 24 month period plus an amount equal to three times his highest average annual bonus paid during the 24 month period. To the extent it is determined that Mr. Tanz receives benefits under his employment agreement or otherwise which would be subject to an excise tax under section 4999 of the Internal Revenue Code (relating to a "golden parachute" payment), Mr. Tanz will receive an additional "gross-up" payment so that after calculation of all excise and other taxes and penalties, Mr. Tanz will retain a net amount equal to the amount of benefits to which he is entitled under his employment agreement or otherwise. Jeffrey S. Stauffer will be entitled to a single severance payment equal to his highest monthly base multiplied by twelve; provided, however, that for each full year of service with the Company, the number of months of base compensation in the severance payment shall be increased by one month (subject to an overall cap of 18 months). Joseph
B. Tyson will be entitled to a single severance payment equal to two years' annual base compensation plus bonus compensation, as set forth in his agreement, subject to adjustment for excise taxes, if any. Each of Messrs. Tanz, Stauffer and Tyson will be subject to a non-competition covenant if their employment with the Company ceases for any reason other than a Permitted Severance Event.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The amount of compensation paid by the Company to Stuart A. Tanz, Jeffrey
S. Stauffer, Laurie A. Sneve and Michael B. Haines during the year ended December 31, 1999, in the case of base salaries, bonuses, and other compensation, was determined on March 19, 1999. The amount of compensation paid by the Company to Joseph B. Tyson during the year ended December 31, 1999, in the case of base salary and other compensation was determined on October 11, 1999. Employment agreements were entered into with Messrs. Tanz, and Stauffer on August 13, 1997 and with Mr. Tyson on October 11, 1999. In 1999, executive compensation consisted solely of base salary, bonuses and other compensation, and grants of stock options and restricted stock awards under the Company's Stock Option and Incentive Plan that vest over time.

     Executive Compensation Philosophy. The Compensation Committee believes that a fundamental goal of the Company's executive compensation program is to provide incentives to create value for the Company's stockholders. The primary objectives of the Committee in determining executive compensation for 1999 were
(i) to provide a competitive total compensation package that enables the Company to attract and retain qualified executives and align their compensation with the Company's overall business strategies and (ii) to provide each executive officer with a significant equity stake in the Company through stock options and stock ownership. The Compensation Committee will annually consider the appropriate combination of cash and stock-based compensation and weigh the competitiveness of the Company's overall compensation arrangements in relation to comparable real estate investment trusts. From time to time the Compensation Committee has retained compensation and other management consultants to assist with, among other things, structuring the Company's various compensation programs and determining appropriate levels of salary, bonus and other compensatory awards payable to the Company's executive officers and key employees, as well as to guide the Company in the development of near-term and long-term individual performance objectives necessary to achieve long-term profitability.

     Base Salaries and Other Compensation. Base compensation for 1999 was set to compensate the officers for the functions they perform. While no specific formula was used to determine base compensation levels for the Company's executive officers, the Compensation Committee believes that the base salaries are generally in line with those of other publicly held real estate investment trusts the Compensation Committee has reviewed, some of which entities are included in the National Association of Real Estate Investment Trusts ("NAREIT") Equity REIT Index. During 1999, the Compensation Committee was advised by an independent compensation professional consultant. Base salaries will be reviewed annually and may be changed by the Compensation Committee in accordance with certain criteria determined primarily on the bases of growth of revenues and funds from operations per share of Common Stock and on the basis of certain other factors, which include: (i) individual performance, (ii) the functions performed by the executive officer, and (iii) changes in the compensation within the peer group in which the Company competes for executive talent. The weight given these factors by the Compensation Committee may vary from individual to individual.

     Annual Bonus Compensation. The Company's policy of awarding annual bonuses is designed to specifically relate executive pay to Company and individual performance. As a pay-for-performance program, cash bonuses provide financial rewards for the achievement of substantive Company and personal objectives.

     Employee Stock Option Plan. The Company's 1997 Stock Option and Incentive Plan relates closely to traditional forms of equity-oriented compensation in the commercial real estate industry. The purpose of option grants is to aid the Company in attracting and retaining quality employees, thereby advancing the interests of the Company's stockholders by offering employees an incentive to maximize their efforts to promote the Company's economic performance. In addition, to assist the Company in retaining employees and encouraging them to seek long-term appreciation in the value of the Company's stock, options are generally not exercisable immediately upon grant, but rather vest over a period of years. Awards granted under the Company's 1997 Stock Option and Incentive Plan are based upon a number of factors, including (i) the executive officer's or key employee's position in the Company, (ii) his or her performance and responsibilities, (iii) the extent to which he or she already holds an equity stake in the Company, (iv) equity participation levels of comparable executives and key employees at other companies in the compensation peer group, and (v) individual contribution to the success of the Company. The 1997 Stock Option and Incentive Plan does not provide any formulated method for weighting these factors, and a decision to grant an award is based primarily upon the Compensation Committee's evaluation of the past as well as the future anticipated performance and responsibilities of the individual in question. During 1999, stock options at an exercise price of $17.625 per share were granted to Stuart A. Tanz, Jeffrey S. Stauffer, Laurie A. Sneve and Michael B. Haines. Options granted to these executives totaled 75,000, 30,000, 8,000 and 6,000, respectively. In addition, 50,000 stock options at an exercise price of $18.90 were granted to Joseph B. Tyson.

     401(k) Plan. The Company established a Section 401(k) Savings/Retirement Plan (the "Section 401(k) Plan") to cover eligible employees of the Company and any designated affiliate. The Section 401(k) Plan permits eligible employees of the Company to defer up to 15% of their annual compensation, subject to certain limitations imposed by the Internal Revenue Code. The employees' elective deferrals are immediately vested and non-forfeitable upon contribution to the
Section 401(k) Plan. The Company currently makes matching contributions up to 2% of the eligible employees' annual compensation, which matching contributions vest based upon the employees' tenure with the Company.

     The Section 401(k) Plan is designed to qualify under Section 401 of the Internal Revenue Code so that contributions by employees or by the Company to the Section 401(k) Plan, and income earned thereon, are not taxable to employees until withdrawn from the Section 401(k) Plan, and so that contributions by the Company, if any, will be deductible by the Company when made.

     Chief Executive Officer Compensation. Stuart A. Tanz received a base salary during 1999 at an annual rate of $375,000. Mr. Tanz also received an option to purchase 75,000 shares of Common Stock at an exercise price of $17.625 per share and was granted 60,000 shares of restricted stock under the Company's Stock Option and Incentive Plan. Also, a bonus of $361,503 was paid to Mr. Tanz by the Company during 1999 and he received $22,095 in other compensation and $3,250 in contributions under the Company's 401(k) Plan. The Compensation Committee recognizes Mr. Tanz' contributions to the Company including continued growth in revenue and funds from operations per share for the Company, and the successful operations of the Company. The Board and its Compensation Committee feel Mr. Tanz's compensation is commensurate with the compensation of chief executive officers of competitive real estate investments trusts, and have deemed Mr. Tanz's salary, stock options, restricted stock awards and total compensation appropriate in light of Mr. Tanz's substantial contribution to the Company's growth and success in 1999.

     Rule 162(m). The 1993 Omnibus Budget Reconciliation Act ("OBRA") became law in August 1993. Under the law, income tax deductions of publicly-traded companies in tax years beginning on or after January 1, 1994 may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, and non-qualified benefits) for certain executive officers exceeds $1 million (less the amount of any "excess parachute-payments" as defined in Section 280G of the Code) in any one year. Under OBRA, the deduction limit does not apply to payments, which qualify as "performance-based". To qualify as "performance-based", compensation payments must be based solely upon the achievement of objective performance goals and be made under a plan that is administered by a committee of outside directors. In addition, the material terms of the plan must be disclosed to and approved by stockholders, and the compensation committee must certify that the performance goals were achieved before payments can be made.

     The Compensation Committee has designed the Company's compensation to conform to the OBRA legislation and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments, which qualify, as "performance-based". The Company may, however, pay compensation, which is not deductible in limited circumstances, when sound management of the Company so requires.

                                          Submitted By:

                                          Bernard M. Feldman, Chairman
                                          Mark J. Riedy
                                          David P. Zimel

     The above report of the Compensation Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the same by reference.

COMPLIANCE WITH FEDERAL SECURITIES LAWS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities (collectively, "Insiders"), to file with the Commission initial reports of ownership and reports of changes in ownership of Pan Pacific Retail Properties, Inc. Common Stock and other equity securities of the Company. Insiders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of copies of Forms 3, 4 and 5, and the amendments thereto, received by the Company for the year ended December 31, 1999, or written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, the Company believes that during the year ended December 31, 1999, all filing requirements were complied with by its executive officers, directors and beneficial owners of more than ten percent of the Company's stock other than an amended Form 3 and an amended Form 4 for Mr. David P. Zimel due to administrative oversight.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of December 31, 1999 (except as otherwise disclosed in the notes below), by (i) the Company's directors, (ii) each other person who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (iii) the Company's Chief Executive Officer and the Company's executive officers, and (iv) the Company's executive officers and directors as a group. Except as otherwise described in the notes below, the Company believes that the following beneficial owners, based solely on information furnished by those owners, have sole voting power and sole investment power with respect to all shares of Common Stock set forth opposite their respective names.

                                                             NUMBER OF COMMON SHARES    PERCENTAGE
                                                               BENEFICIALLY OWNED       OWNERSHIP
                                                             -----------------------    ----------
Revenue Properties (U.S.), Inc. and subsidiaries                   10,808,012             50.86%
  ("RPUS").................................................
  131 Bloor Street, Suite 300
  Toronto, Ontario M5S 1R1
AXA Financial, Inc.(1).....................................         1,423,600              6.70%
  1290 Avenue of the Americas
  New York, New York 10104
LaSalle Advisors Capital Management, Inc.(2)...............         1,318,478              6.20%
  100 East Pratt Street
  Baltimore, Maryland 21202
Morgan Stanley Dean Witter & Co.(3)........................         1,257,802              5.92%
  1585 Broadway
  New York, New York 10036
Stuart A. Tanz.(4).........................................           335,100              1.56%
  1631-B South Melrose Drive
  Vista, California 92083
Jeffrey S. Stauffer(4).....................................            97,667                 *
  1631-B South Melrose Drive
  Vista, California 92083
Joseph B. Tyson(4).........................................            10,000                 *
  1631-B South Melrose Drive
  Vista, California 92083
Laurie A. Sneve(4).........................................            58,896                 *
  1631-B South Melrose Drive
  Vista, California 92083
Michael B. Haines(4).......................................            44,726                 *
  1631-B South Melrose Drive
  Vista, California 92083
Mark J. Riedy(5)...........................................            15,732                 *
  1631-B South Melrose Drive
  Vista, California 92083
Bernard M. Feldman(5)......................................            14,667                 *
  1631-B South Melrose Drive
  Vista, California 92083
David P. Zimel(6)..........................................             4,000                 *
  1631-B South Melrose Drive
  Vista, California 92083

                                                             NUMBER OF COMMON SHARES    PERCENTAGE
                                                               BENEFICIALLY OWNED       OWNERSHIP
                                                             -----------------------    ----------
Paul D. Campbell...........................................                --                 *
  131 Bloor Street, Suite 300
  Toronto, Ontario M5S 1R1
All Executive Officers and Directors as a Group (9                    580,788              2.68%
  persons).................................................

---------------
 *  Less than 1%

(1) According to a Schedule 13G filed with the Securities and Exchange Commission, the person has sole voting power of 589,500 shares, shared voting power of 659,900 shares, sole dispositive power of 934,200 shares and shared dispositive power of 489,400 shares with respect to 1,423,600 shares, as of December 31, 1999.

(2) According to a Schedule 13G filed with the Securities and Exchange Commission, the person has sole voting power of 223,400 shares, shared voting power of 1,088,478 shares, sole dispositive power of 223,400 shares and shared dispositive power of 1,095,078 shares with respect to 1,318,478 shares, as of December 31, 1999. This Schedule 13G includes shares reported on another Schedule 13G filed by Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen, a Dutch pension fund located at P.O. Box 4001, 3700 KA Zeist, The Netherlands, which disclosed shared voting power and shared dispositive power of 1,087,800 shares with respect to 1,087,800 shares, as of December 31, 1999.

(3) According to a Schedule 13G filed with the Securities and Exchange Commission, the person has shared voting power of 879,702 shares and shared dispositive power of 1,257,802 shares with respect to 1,257,802 shares, as of December 31, 1999.

(4) Includes two-thirds of the options granted in 1997 and one-third of the options granted in 1998, the portions vested in 1998 and 1999.

(5) Includes one-third of the options granted on March 19, 1999, which vested immediately, two-thirds of the options granted on March 17, 1998 and all of the options granted upon initial election to the Board of Directors.

(6) Includes one-third of the options granted on March 19, 1999, which vested immediately.

PERFORMANCE GRAPH

     As a part of the rules concerning executive compensation disclosure, the Company is obligated to provide a chart comparing the yearly percentage change in the cumulative total stockholder return on the Common Stock over a five-year period. However, since the Common Stock has been publicly traded only since August 8, 1997 the information is provided from this date through December 31, 1999.

     Set forth below is a line graph comparing the cumulative total return of a hypothetical investment in the Common Stock with the cumulative total return of a hypothetical investment in each of the Standard & Poor's Composite -- 500 Index and the NAREIT Equity REIT Total Return Index based upon the respective market prices of each investment on the dates shown below, assuming an initial investment of $100 on August 8, 1997, and as required by the Securities and Exchange Commission, the reinvestment of distributions.
TOTAL RETURN PERFORMANCE

                                                   PAN PACIFIC RETAIL                                    NAREIT ALL EQUITY REIT
                                                    PROPERTIES, INC.                 S&P 500                      INDEX
                                                   ------------------                -------             ----------------------
August 8, 1997                                           100.00                      100.00                      100.00
December 31, 1997                                        108.14                      104.69                      110.44
June 30, 1998                                            101.57                      123.23                      104.88
December 31, 1998                                        108.83                      134.57                       91.11
June 30, 1999                                            110.26                      151.23                       95.46
December 31, 1999                                         97.31                      162.89                       86.90

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     A director and executive officer of the Company (or members of his immediate family) and persons who hold more than 5% of the outstanding shares of Common Stock have direct or indirect interests in transactions which have been consummated by the Company, including the transfer of certain shopping center properties and entities owning shopping center properties to the Company by RPUS and the repayment of certain indebtedness encumbering the shopping center properties in connection with the Company's initial public offering of Common Stock in August 1997 (the "IPO").

     Terms of Transfers. The terms of the transfers of the Company's initial portfolio of properties (or entities owning the properties) to the Company by RPUS in connection with the IPO were not determined through arm's-length negotiation. RPUS had substantial economic interest in the entities transferring the properties and the entities that were merged into the Company.

     Director Designation. In connection with the IPO, RPUS received the right to nominate two persons for election to the Board of Directors of the Company so long as RPUS and its affiliates collectively beneficially own at least 25% of the outstanding shares of Common Stock.

     Registration Rights. In connection with the IPO, RPUS received certain registration rights with respect to shares of Common Stock issued.

     Assignment of Lease. Concurrently with the completion of the IPO, RPUS assigned the Company all of its interest as a tenant in a lease covering the space currently serving as the headquarters of the Company at Melrose Village Plaza in Vista, California.

     Preemptive Rights. In connection with the IPO, RPUS has certain participation rights in connection with future issuance of Common Stock by the Company, which will enable RPUS to maintain its overall percentage ownership of the Common Stock of the Company.

     Non-Competition Agreement. In connection with the IPO, RPUS and Revenue Properties agreed that they will not, without the consent of the Company acting through its Independent Directors, acquire, develop or manage any shopping centers in the Western United States and will refer all such opportunities to the Company. These restrictions will lapse when RPUS's Common Stock ownership of the Company falls below 15%, calculated on a fully diluted basis.

            PROPOSAL TWO: APPROVAL OF THE ADOPTION OF THE 2000 STOCK
             INCENTIVE PLAN OF PAN PACIFIC RETAIL PROPERTIES, INC.

     The Board unanimously recommends that stockholders approve the adoption of The 2000 Stock Incentive Plan of Pan Pacific Retail Properties, Inc. (the "Plan"). The Plan was approved in principle by the Board on March 17, 2000. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Company's employees, consultants, and directors and to promote the success of the Company's business.

     The Plan authorizes the grant to the Company's employees of options that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan also authorizes the grant to the Company's employees, consultants, and non-employee directors of non-qualified stock options, stock purchase rights, stock appreciation rights ("SARs") and other awards ("Awards").

     The principal features of the Plan are summarized below, but the summary is qualified by reference to the Plan itself which is contained in Appendix "A".

SECURITIES SUBJECT TO THE PLAN

     The shares of stock subject to the Plan shall be Company Common Stock. Under the terms of the Plan, the aggregate number of shares of Common Stock subject to options, stock purchase rights, SARs and other Awards will be no more than 489,971. In addition, the maximum number of shares which may be subject to options, stock purchase rights, SARs and other Awards granted under the Plan to any individual in any calendar year may not exceed 400,000, with such limitation only applying subsequent to the fulfillment of certain conditions as defined in the Plan. The Board or a committee of the Board appointed to administer the Plan (the "Administrator") shall have the authority in its discretion to appropriately adjust:

     - the aggregate number of shares of Common Stock subject to the Plan;

     - the number and kind of shares of Common Stock subject to outstanding options, stock purchase rights, SARs and other Awards; and

     - the price per share of outstanding options, stock purchase rights, SARs and other Awards;

if there is any stock dividend, stock split, recapitalization, or other subdivision, combination or reclassification of shares of Common Stock.

     Shares subject to expired or canceled options will be available for future grant or sale under the Plan. In addition, shares which are delivered to the Company by an optionee or withheld by the Company upon the exercise of an Award in payment of the exercise price may again be optioned, granted or awarded under the Plan. No shares may be optioned, granted or awarded under the Plan, however, if such action would cause an incentive stock option to fail to qualify as an "incentive stock option" under Section 422 of the Code.

AWARDS UNDER THE PLAN

     The Plan provides that the Administrator may grant or issue stock options, SARs, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof. Each Award will be set forth in a separate agreement with the person receiving the Award and will indicate the type, terms and conditions of the Award.

     Nonqualified Stock Options ("NQSOs") will provide for the right to purchase Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant (but not less than the lesser of par value or 85% of the fair market value on the date of grant), and usually will become exercisable (in the discretion of the Administrator) in one or more installments after the grant date, subject to the satisfaction of individual or Company performance criteria established by the Administrator. NQSOs may be granted for any term specified by the Administrator.

     Director Options are NQSOs granted to non-employee directors of the Company pursuant to a formula. During the term of the Plan and subject to the stock ownership limit, each person who is a non-employee director shall automatically be granted (i) an option to purchase six thousand (6,000) shares of Common Stock (subject to adjustment as provided in the Plan) on the date of his or her initial election to the Board and (ii) an option to purchase six thousand (6,000) shares of Common Stock (subject to adjustment as provided in the Plan) on the date of the March meeting of the Compensation Committee of the Board, during which the compensation levels for directors, senior executives and other employees are determined, after such initial election to the Board. Members of the Board who are employees of the Company who subsequently terminate their employment with the Company and remain on the Board will not receive an initial option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after termination of employment with the Company, options as described in clause (ii) of the preceding sentence. The exercise price of the Director Options shall be 100% of the fair market value of a share of Common Stock on the date of grant. The period during which the right to exercise a Director Option in whole or in part vests in the optionee will be set by the Board.

     No such grants of options will be made to a non-employee director under the Plan in the same calendar year that this director received a grant of options under the 1997 Stock Option and Incentive Plan of the Company.

     Incentive Stock Options ("ISOs") will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee's termination of employment, and must be exercised within ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

     Restricted Stock may be sold to participants at various prices and made subject to such restrictions as may be determined by the Administrator. Restricted stock, typically, may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the Plan, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

     Deferred Stock may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the Administrator. Like restricted stock, deferred stock may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the Plan, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock Award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

     Stock Appreciation Rights may be granted in connection with stock options or other Awards, or separately. SARs granted by the Administrator in connection with stock options or other Awards typically will provide for payments to the holder based upon increases in the price of the Company's Common Stock over the exercise price of the related option or other Awards, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) of the Code with respect to an SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Administrator in the SAR agreements. The Administrator may elect to pay SARs in cash or in Common Stock or in a combination of both.

     Dividend Equivalents represent the value of the dividends per share paid by the Company, calculated with reference to the number of shares covered by the stock options, SARs or other Awards held by the participant.

     Performance Awards may be granted by the Administrator to employees or consultants based upon, among other things, the contributions, responsibilities and other compensation of the particular employee or consultant. Generally, these Awards will be based upon specific performance criteria and may be paid in cash or in Common Stock or in a combination of both. Performance Awards may include "phantom" stock awards that provide for payments based upon increases in the price of the Company's Common Stock over a predetermined period. Performance Awards may also include bonuses granted by the Administrator and which may be payable in cash or in Common Stock or in a combination of both.

     Stock Payments may be authorized by the Administrator in the form of shares of Common Stock or an option or other right to purchase Common Stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the key employee or consultant.

     The Administrator may designate key employees as "Section 162(m) Participants," whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Administrator may grant to Section 162(m) Participants restricted stock, deferred stock, SARs, dividend equivalents, performance awards and stock payments that vest or become exercisable upon the attainment of performance criteria for the Company which are related to one or more of the following performance goals: (i) pre-tax income; (ii) operating income; (iii) cash flow;
(iv) earnings per share; (v) earnings before interest, taxes, depreciation and amortization, (vi) return on equity, (vii) return on invested capital or assets,
(viii) cost reductions or savings and (ix) the market price of a share of the Company's Common Stock.

GRANT AND TERMS OF OPTIONS

     The Administrator shall have the authority under the Plan to determine:

     - the number of shares subject to option grants to employees, consultants, and directors;

     - whether the option grants are ISOs or NQSOs; and

     - the terms and conditions of the option grants.

     The Administrator may not grant an ISO under the Plan to any person who owns more than 10% of the total combined voting power of all classes of the Company's stock (a "10% Owner") unless the stock option conforms to the applicable provisions of Section 422 of the Code. Only the Company's employees may be granted ISOs under the Plan. Employees, consultants, and directors may receive NQSOs and stock purchase rights under the Plan. Options for directors are discussed in more detail in "Director Options" above. Each option will be evidenced by a written option agreement.

     The exercise price for the shares of Common Stock subject to each option will be specified in each option agreement. The Administrator shall set the exercise price at the time the option is granted. In certain instances, the exercise price is also subject to additional rules as follows:

     - In the case of options intended to qualify as performance-based compensation, or as ISOs, the exercise price may not be less than the fair market value for the shares of Common Stock subject to such option on the date the option is granted.

     - In the case of ISOs granted to a 10% Owner, the exercise price may not be less than 110% of the fair market value of the shares of Common Stock subject to such option on the date the option is granted.

     - In the case of NQSOs, the exercise price may not be less than 85% of the fair market value for the shares of Common Stock subject to such option on the date the option is granted.

     - In the case of NQSOs granted to a 10% Owner, the exercise price may not be less than 100% of the fair market value of the shares of Common Stock subject to such option on the date the option is granted.

     - In the case of options granted to directors, the exercise price will equal the fair market value of the shares of Common Stock subject to such option on the date the option is granted.

     For purposes of the Plan, the fair market value of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the fair market value of a share of Common Stock as established by the Administrator acting in good faith.

TERM AND VESTING OF OPTIONS

     The term of an option shall be set by the Administrator. In the case of an ISO, the term of the option may not be longer than 10 years from the date the ISO is granted, or if granted to a 10% Owner, five years from the date of the grant. Except as limited by the requirements of Section 422 of the Code, the Administrator may extend the term of any outstanding option in connection with any termination of employment or the consulting relationship with an optionee, or amend any other term or condition of the outstanding option relating to the termination of an optionee.

     An option is exercisable when it "vests." Each option agreement will contain the period during which the right to exercise the option in whole or in part vests in the optionee. In no event will an option vest at a rate of less than 20% per year over five years from the date the option is granted. At any time after the grant of an option, the Administrator may accelerate the period during which an option vests. No portion of an option which is unexercisable at an optionee's termination of employment, termination of consulting relationship or termination of directorship will subsequently become exercisable, except as may be otherwise provided by the Administrator either in the agreement relating to the stock option or by action following the grant of the option.

EXERCISE OF OPTIONS

     An option may be exercised for any vested portion of the shares subject to the option until the option expires. Only whole shares of Common Stock may be purchased. An option may be exercised by delivering to the Secretary of the Company a written or electronic notice of exercise on a form provided by the Company, together with full cash payment for the shares in the form of cash or a check payable to the Company in the amount of the aggregate option exercise price. However, the Administrator may in its discretion:

     - allow payment through the delivery of shares of Common Stock already owned by the optionee;

     - subject to certain timing requirements, allow payment through the surrender of shares of Common Stock which would otherwise be issuable on exercise of the option;

     - allow payment through the delivery of property of any kind which constitutes good and valuable consideration;

     - allow payment by use of a full recourse loan from the Company;

     - allow payment through the delivery of a notice that the optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable on exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price; or

     - allow payment through any combination of the foregoing.

ELIGIBILITY

     The Company's employees and consultants are eligible to receive Awards under the Plan. The Administrator determines which of the Company's employees will be granted options, stock purchase rights, SARs and other Awards. No person is entitled to participate in the Plan as a matter of right. Only those employees and consultants who are selected to receive grants by the Administrator may participate in the Plan. Independent non-employee directors are also eligible to receive grants under the Plan, as described above.

ADMINISTRATION OF THE PLAN

     All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders. The Administrator has the power to:

     - construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

     - adopt rules for the administration, interpretation and application of the Plan that are consistent with the Plan; and

     - interpret, amend or revoke any of the newly adopted rules of the Plan.

AWARDS NOT TRANSFERABLE

     Awards may not be sold, pledged, transferred, or disposed of in any manner other than to certain permitted transferees as provided for in the Plan and by will or by the laws of descent and distribution and may be exercised, during the lifetime of the holder, only by the holder or such permitted transferees.

CERTAIN RESTRICTIONS ON RESALE

     Employees, officers and directors who are "affiliates" of the Company as defined by the rules and regulations under the Securities Act of 1933 may offer or sell the shares of Common Stock they acquire upon exercise of their options under the Plan only if they make such offers and sales:

     - pursuant to an effective registration statement under the Securities Act of 1933;

     - pursuant to an appropriate exemption from the registration requirements of the Securities Act of 1933; or

     - within the limitations and subject to the conditions set forth in Rule 144 under the Securities Act of 1933.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board may not, without prior stockholder approval:

     - amend the Plan so as to increase the number of shares of stock that may be issued under the Plan; or

     - extend the term of the Plan.

     The Plan will be in effect for 10 years after the date the Plan is approved by the stockholders, unless the Board terminates the Plan at an earlier date. The Board may terminate the Plan at any time with respect to any shares not then subject to an option under the Plan. Except as indicated above, the Board may also modify the Plan from time to time.

FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH THE PLAN

     The following is a general summary under current law of the material federal income tax consequences to participants in the Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder's personal investment circumstances. This summarized tax information is not tax advice.

NON-QUALIFIED STOCK OPTIONS

     For federal income tax purposes, if an optionee is granted NQSOs under the Plan, the optionee will not have taxable income on the grant of the option, nor will the Company be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. The optionee's basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally, will be the fair market value of the Common Stock on the date the optionee exercises the option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

INCENTIVE STOCK OPTIONS

     There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an "item of adjustment" for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to the Company, unless the optionee disposes of the shares within (1) two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the optionee. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option's exercise will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercise the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes the shares before the end of the one-year and two-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares.

     An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

STOCK APPRECIATION RIGHTS

     No taxable income is generally recognized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

RESTRICTED STOCK AND DEFERRED STOCK

     An employee to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefore. Similarly, when deferred stock vests and is issued to the employee, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance.

DIVIDEND EQUIVALENTS

     A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

PERFORMANCE AWARDS

     A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or Common Stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

STOCK PAYMENTS

     A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

DEFERRED COMPENSATION

     Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when NQSOs are granted in lieu of amounts otherwise payable, and the Company will not be entitled to a deduction at that time. When and to the extent such NQSOs are exercised, the rules regarding NQSOs outlined above will generally apply.

SECTION 162(m) OF THE CODE

     In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation" established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the Plan may qualify as "qualified performance-based compensation" for purposes of Section 162(m) if such awards are granted or vest upon the preestablished objective performance goals described above.

     The Company has attempted to structure the Plan in such a manner that the Committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder such that remuneration attributable to such awards will not be subject to the $1,000,000 limitation. The Company has not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

REQUIRED VOTE

     The affirmative vote of a majority of votes cast on this proposal to adopt the Plan is required to approve this proposal, provided that a quorum is present.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE ADOPTION OF THE 2000 STOCK INCENTIVE PLAN OF PAN PACIFIC RETAIL PROPERTIES, INC.

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP served as independent public accountants to the Company during 1999 and is expected to do so in 2000. A representative of KPMG LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     In order for stockholder proposals otherwise satisfying the eligibility requirements of Securities and Exchange Commission Regulation 14a-8 to be considered for inclusion in our Proxy Statement, they must be received by us at our principal office at 1631-B South Melrose Drive, Vista, California, 92083 on or before November 20, 2000.

     In addition, if a stockholder desires to bring business (including director nominations) before our 2001 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Proxy Statement, written notice of such business, as prescribed in our Bylaws, must be received by our Secretary between December 6, 2000 and January 4, 2001. For additional requirements, a stockholder may refer to our Bylaws, Section 12 "Nominations and Proposals by Stockholders," a copy of which may be obtained from our Secretary. If we do not receive timely notice pursuant to our Bylaws, such business will be excluded from consideration at the meeting, regardless of any earlier notice provided in accord with Securities and Exchange Commission Regulation 14a-8.

OTHER MATTERS

     The Board of Directors knows of no other business, which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof and in the direction of the proxy holders.

                                                                      APPENDIX A

                         THE 2000 STOCK INCENTIVE PLAN

                                       OF

                      PAN PACIFIC RETAIL PROPERTIES, INC.

     Pan Pacific Retail Properties, Inc., a Maryland corporation (the "Company"), has adopted The 2000 Stock Incentive Plan of Pan Pacific Retail Properties, Inc. (the "Plan"), effective March 17, 2000, for the benefit of its eligible employees, consultants and directors.

     The purposes of the Plan are as follows:

          (1) To provide an additional incentive for directors, key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                  DEFINITIONS

     1.1 General. Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

     1.2 Administrator. "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.1.

     1.3 Award. "Award" shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, "Awards").

     1.4 Award Agreement. "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

     1.5 Award Limit. "Award Limit" shall mean four-hundred thousand (400,000) shares of Common Stock, as adjusted pursuant to Section 11.3 of the Plan.

     1.6 Board.  "Board" shall mean the Board of Directors of the Company.

     1.7 Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

          (a) any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

          (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

     1.8 Code.  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.9 Committee. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1.

     1.10 Common Stock. "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

     1.11 Company. "Company" shall mean Pan Pacific Retail Properties, Inc., a Maryland corporation.

     1.12 Consultant.  "Consultant" shall mean any consultant or adviser if:

          (a) the consultant or adviser renders bona fide services to the Company;

          (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

          (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

     1.13 Deferred Stock. "Deferred Stock" shall mean Common Stock awarded under Article VIII of the Plan.

     1.14 Director.  "Director" shall mean a member of the Board.

     1.15 Dividend Equivalent. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VIII of the Plan.

     1.16 DRO. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     1.17 Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

     1.18 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.19 Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

     1.20 Holder. "Holder" shall mean a person who has been granted or awarded an Award.

     1.21 Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

     1.22 Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee, officer or affiliate of the Company or a subsidiary or division thereof, or a relative of a principal executive officer of the Company, or a member of an organization acting as advisor, consultant or legal counsel, receiving compensation on a continuing basis from the Company in addition to director's fees.

     1.23 Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

     1.24 Option. "Option" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

     1.25 Performance Award. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

     1.26 Performance Criteria. "Performance Criteria" shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations,
(j) appreciation in the fair market value of Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

     1.27 Plan. "Plan" shall mean The 2000 Stock Incentive Plan of Pan Pacific Retail Properties, Inc.

     1.28 Restricted Stock. "Restricted Stock" shall mean Common Stock awarded under Article VII of the Plan.

     1.29 Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     1.30 Section 162(m) Participant. "Section 162(m) Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

     1.31 Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.32 Stock Appreciation Right. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article IX of the Plan.

     1.33 Stock Ownership Limit. "Stock Ownership Limit" shall mean (i) the restrictions on ownership and transfer of Common Stock provided in Article VIII of the Company's Articles of Amendment and Restatement (the "Restated Articles"); and (ii) any other restrictions on ownership or transfer set forth in the Restated Articles.

     1.34 Stock Payment. "Stock Payment" shall mean (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or Consultant in cash, awarded under Article VIII of the Plan.

     1.35 Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.36 Substitute Award. "Substitute Award" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding Stock awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

     1.37 Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

     1.38 Termination of Directorship. "Termination of Directorship" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

     1.39 Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                  ARTICLE II.

                             SHARES SUBJECT TO PLAN

     2.1 Shares Subject to Plan.

          (a) The shares of stock subject to Awards shall be the Common Stock, par value $.01 per share. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed four hundred eighty-nine thousand nine hundred seventy-one (489,971). The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

          (b) The maximum number of shares which may be subject to Awards, granted under the Plan to any individual in any fiscal calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

     2.2 Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to
Section 11.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF AWARDS

     3.1 Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     3.2 Provisions Applicable to Section 162(m) Participants.

          (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

          (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in
     Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

          (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each
     Section 162(m) Participant
     for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

          (d) Furthermore, notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

     3.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

     3.4 Consideration. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

     3.5 At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

                                  ARTICLE IV.

                       GRANTING OF OPTIONS TO EMPLOYEES,
                     CONSULTANTS AND INDEPENDENT DIRECTORS

     4.1 Eligibility. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

     4.2 Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     4.3 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

     4.4 Granting of Options to Employees and Consultants.

          (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

             (i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

             (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

             (iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

             (iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

          (b) Upon the selection of a key Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

          (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

     4.5 Granting of Options to Independent Directors. During the term of the Plan, a person who is initially elected to the Board and who is an Independent Director at the time of such initial election automatically shall be granted (i) an Option to purchase six thousand (6,000) shares of Common Stock (subject to adjustment as provided in Section 11.3) on the date of such initial election and
(ii) an Option to purchase six thousand (6,000) shares of Common Stock (subject to adjustment as provided in Section 11.3) on the date of each March meeting of the Committee, during which the compensation levels for Directors, senior executives and other Employees are determined, after such initial election to the Board (the "Automatic Grants"). Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after termination of employment with the Company, Options as described in clause
(ii) of the preceding sentence. All the foregoing Option grants authorized by this Section 4.5 are subject to stockholder approval of the Plan.

     Notwithstanding the above paragraph, no Automatic Grants will be made to any Independent Director in the same calendar year that such director received an Award pursuant to Section 3.4(h) of The 1997 Stock Option and Incentive Plan of Pan Pacific Retail Properties, Inc.

     4.6 Options in Lieu of Cash Compensation. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

                                   ARTICLE V.

                                TERMS OF OPTIONS

     5.1 Option Price. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law:

          (a) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

          (b) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

          (c) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

     5.2 Option Term. The term of an Option granted to an Employee or consultant shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

     5.3 Option Vesting.

          (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

          (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

          (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the
     Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     5.4 Terms of Options Granted to Independent Directors. The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Options granted to Independent Directors shall become exercisable in cumulative annual installments of 33 1/3%, the first such installment to be exercisable immediately and the remaining two installments on each of the first and second anniversaries of the date of Option grant and, subject to Section 6.6, the term of each Option granted to an Independent Director shall be set by the Committee in its discretion, except that any Option granted to an Independent Director may by its terms become immediately exercisable in full upon the retirement of the Independent Director in accordance with the Company's retirement policy applicable to directors. No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

     5.5 Substitute Awards.  Notwithstanding the foregoing provisions of this
Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

          (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

          (b) the aggregate exercise price thereof; does not exceed the excess of;

          (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

          (d) the aggregate exercise price of such shares.

                                  ARTICLE VI.

                              EXERCISE OF OPTIONS

     6.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     6.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

          (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

          (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c) In the event that the Option shall be exercised pursuant to
     Section 11.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair

     Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs
     (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     6.3 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

          (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

     6.4 Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

     6.5 Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

     6.6 Limitations on Exercise of Options Granted to Independent
Directors. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

          (a) The expiration of twelve (12) months from the date of the Holder's death;

          (b) the expiration of twelve (12) months from the date of the Holder's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

          (c) the expiration of three (3) months from the date of the Holder's Termination of Directorship for any reason other than such Holder's death or his permanent and total disability, unless the Holder dies within said three-month period; or

          (d) The expiration of ten (10) years from the date the Option was granted.

     6.7 Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                  ARTICLE VII.

                           AWARD OF RESTRICTED STOCK

     7.1 Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee or any Consultant who the Committee determines should receive such an Award.

     7.2 Award of Restricted Stock.

          (a) The Committee may from time to time, in its absolute discretion:

             (i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

             (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

          (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

          (c) Upon the selection of a key Employee or Consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

     7.3 Rights as Stockholders. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

     7.4 Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; provided, however, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

     7.5 Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

     7.6 Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

     7.7 Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                 ARTICLE VIII.

                   PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                         DEFERRED STOCK, STOCK PAYMENTS

     8.1 Eligibility. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock, and/or Stock Payments may be granted to any Employee whom the Committee determines is a key Employee or any Consultant whom the Committee determines should receive such an Award.

     8.2 Performance Awards. Any key Employee or Consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or Consultant.

     8.3 Dividend Equivalents.

          (a) Any key Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

          (b) Any Holder of an Option who is an Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

          (c) Any Holder of an Option who is an Independent Director selected by the Board may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Board. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board.

          (d) Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

     8.4 Stock Payments. Any key Employee or Consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

     8.5 Deferred Stock. Any key Employee or Consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

     8.6 Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

     8.7 Exercise or Purchase Price. The Committee may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value for a share of Common Stock, unless otherwise permitted by applicable state law.

     8.8 Exercise Upon Termination of Employment, Termination of Consultancy or Termination of Directorship. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee, Consultant or Independent Director, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a "change of control or ownership" (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; provided, further, that except with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

     8.9 Form of Payment.  Payment of the amount determined under Section 8.2 or
8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

                                  ARTICLE IX.

                           STOCK APPRECIATION RIGHTS

     9.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee or Consultant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

     9.2 Coupled Stock Appreciation Rights.

          (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

          (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

          (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

     9.3 Independent Stock Appreciation Rights.

          (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Grantee is an Employee or Consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Guarantee's retirement, death or disability, or otherwise.

          (b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

     9.4 Payment and Limitations on Exercise.

          (a) Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

          (b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.

                                   ARTICLE X.

                                 ADMINISTRATION

     10.1 Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     10.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options and Dividend Equivalents granted to Independent Directors.

     10.3 Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     10.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the

Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

     10.5 Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

                                  ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

     11.1 Not Transferable. No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

     Notwithstanding the foregoing, an Award may be transferred, by providing prior notice of such transfer to the Committee, by gift and without the receipt of any consideration, to any one or more of the Holder's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, former spouse, siblings, nieces, nephews, mother-in-law, father-in-law, sons-in-law, daughters-in-law, brothers-in-law, or sisters-in-law, including adoptive relationships, or any person sharing the Holder's household (other than a tenant or employee) or a trust in which such persons have more than fifty percent (50%) of the beneficial interest (each such person or trust, a "Permitted Transferee"); provided, however, that in the event of such a transfer, (i) the Permitted Transferee shall continue to be subject to all of the terms and conditions of the Award as applicable to the Holder and the Permitted Transferee shall continue to be subject to all of the terms and conditions of the Award as applicable to the Holder and the Permitted Transferee shall execute any and all documents requested by the Committee in connection with the transfer, including without limitation to evidence the transfer and to satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws, and (ii) the Award shall not be transferable by the Permitted Transferee, except to the extent applicable by will or the laws of descent and distribution.

     11.2 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 11.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 11.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

          (a) The expiration of ten years from the date the Plan is adopted by the Board; or

          (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 11.4.

     11.3 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

          (a) Subject to Section 11.3 (d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

             (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

             (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards, and

             (iii) the grant or exercise price with respect to any Award.

          (b) Subject to Sections 11.3(b)(vii) and 11.3(d), in the event of any transaction or event described in Section 11.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

             (i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

             (ii) To provide that the Award cannot vest, be exercised or become payable after such event;

             (iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in
        Section 5.3 or 5.4 or the provisions of such Award;

             (iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

             (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

             (vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

             (vii) None of the foregoing discretionary actions taken under this
        Section 11.3(b) shall be permitted with respect to Options granted under
        Section 4.5 to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in
        Section 11.3(b)(iii) above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby upon such Change in Control or during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 5.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 11.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

          (c) Subject to Sections 11.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

          (d) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this
     Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

          (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

          (f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     11.4 Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under
Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

     11.5 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

     11.6 Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock or Deferred Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee.

     11.7 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

     11.8 Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

     11.9 Section 83(b) Election Prohibited. No Grantee, Optionee or Restricted Stockholder may make an election under Section 83(b) of the Code with respect to any award or grant under this Plan.

     11.10 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     11.11 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

     11.12 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.

                                     * * *

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Pan Pacific Retail Properties, Inc. on March 17, 2000.

     Executed on this 17(th) day of March, 2000.

                                          /s/ JOSEPH B. TYSON
                                          --------------------------------------
                                          Joseph B. Tyson, Secretary

IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY AND THAT YOUR SHARES BE REPRESENTED. STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                            By order of the Board of Directors,

                                            /s/ Joseph B. Tyson
                                            Joseph B. Tyson
                                            Secretary
Dated:   April 4, 2000

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      PAN PACIFIC RETAIL PROPERTIES, INC.
                           1631-B SOUTH MELROSE DRIVE
                             VISTA, CALIFORNIA 92083

         The undersigned, a stockholder of Pan Pacific Retail Properties, Inc., a Maryland corporation, hereby appoints Stuart A. Tanz and Mark J. Riedy and each or either of them as proxies, with full power of substitution and resubstitution, to represent the undersigned and to vote all shares of Common Stock of Pan Pacific Retail Properties, Inc. which the undersigned is entitled to vote at the Annual Meeting of the Company to be held on Friday May 5, 2000, and any and all adjournments thereof, in the manner specified.


Proposal One:     Election of Directors

The Board of Directors recommends a vote FOR Election of Directors.

         FOR the nominees                WITHHOLD AUTHORITY to vote
           listed below                 for the nominees listed below
              [  ]                                 [  ]

Nominees:  Stuart A. Tanz                    Paul D. Campbell

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike through that nominee's name above.)


Proposal Two:     Approval of the Adoption of The 2000 Stock Incentive Plan

The Board of Directors recommends a vote FOR approval of the adoption of The 2000 Stock Incentive Plan

  FOR Approval of the Adoption of the      AGAINST Approval of the Adoption of the            ABSTAIN
      2000 Stock Incentive Plan                    2000 Stock Incentive Plan
              [   ]                                       [   ]                                [   ]

 THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE
                VOTED "FOR" PROPOSAL ONE AND "FOR" PROPOSAL TWO.

Should any other matters requiring a vote of the stockholders arise, the above named proxies are authorized to vote the same in accordance with their best judgement in the interest of the Company. The Board of Directors is not aware of any matter which is to be presented for action at the meeting other than the matter set forth herein.

Dated: __________________________________________________________, 2000

       __________________________________________________________(SEAL)

       __________________________________________________________(SEAL)

(Please sign exactly as name or names appear hereon. Executors, administrators, trustees or other representatives should so indicate when signing.)